RULE 497 AD INFORMATION
PURSUANT TO THE SECURITIES ACT OF 1933

Matthew 25 Fund, Inc.
607 West Avenue
Jenkintown, PA  19046
(Name and Address of Registrant)

Dear Matthew 25 Fund Shareholders,

        Congratulations for surviving 2008. This bear market was off 53% from its high on 10/11/07 to its low on 11/21/08. This has been the harshest bear market since World War II. It has been painful; you have survived it so far and that deserves some kudos. God willing someday we will be able to say to someone younger "I remember 2008"!

       Now the reason so many of us read financial publications, listen to analysts and watch investment programs is to try to figure out the short-term direction of the market. Predicting the market accurately falls somewhere between "impossible" to "extremely difficult" but I will give you my best shot. I have become cautiously optimistic since around Thanksgiving when the market hit its low and then closed higher 5 days in a row. Subsequently, we had two Fridays with terrible headline news on unemployment and no assistance to the auto makers where the market declined right from the start and then rallied significantly by the close. Trading has been better with more buying later in the day during this past month. So we are not at the point of throwing caution to the wind but it has pushed me into the cautiously optimistic state of mind. A positive January in 2009 would roll me into the optimistic category. I believe that if January is weak the year will be choppy with 10 to 15% risk to the downside and 10 to 15% reward to the upside. However, if January stays above the December close then 2009 has high upside potential.
The average one year return from bear market bottoms is over 40%.

       This is my best guess for the next 12 months. What is more important is the next 3 to 5 years. This is where my optimism runs high. This bear market has pushed the majority of stocks to below private value and some companies to deep discounts to private values. I could buy a hundred stocks that have the balance sheet to survive continued economic duress and offer high return potential if the stock price came close to selling for private value in 3 to 5 years. We own in our portfolio what I deemed the best buys because of some degree of undervaluation and/or growth potential. These are as follows:

    Apple, Goldman Sachs, Caterpillar, Stryker, Polaris,
    NY Stock Exchange, UPS, JM Smucker, East West Bank,
    Cabela's, Berkshire Hathaway, Black & Decker, El Paso,
    Verizon, TD Ameritrade, KKR Private Equity, Advanta,
    Abington Bank.

        So I wish you "Good Fortune in 2009." Let us hope that the bear market bottom has been made, but if not, I believe we own some of the best investments for the long-term. Please feel free to call me if you have any questions at 1-888-M25-FUND and thank you for allowing us to work for you.

							Regards,

							Mark Mulholland
							President

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.